UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2007

Books-A-Million, Inc. ___________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

DELAWARE	0-20664	63-0798460
___________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 Industrial Lane, Birmingham, Alabama ____________________________________________________________	35211 ______________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (205) 942-3737

N/A
___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 8.01 Other Events.

On October 10, 2007 the Company announced its plans to expand into two new states and accelerate new store openings. The Company plans to enter into Nebraska and Pennsylvania in the next fiscal year. In addition, the Company plans to increase the total number of new store openings from eight in fiscal 2008 to between 15 and 20 in fiscal 2009. The Company also plans to relocate five to ten current stores and close two to four stores in the up coming year. The news release disclosing related information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 8.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 8.01 Financial Statements and Exhibits.

(d)	Exhibits.
The exhibit is furnished pursuant to Item 8.01 and shall not be deemed to be “filed.”
Exhibit No.	Document Description
99.1	Press Release dated October 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_____________BOOKS-A-MILLION, INC._______
(Registrant)

Date _ October 10, 2007_____________________________
___________________/s/ Douglas G. Markham______________
(Signature)
Name: Douglas G. Markham
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated October 10, 2007